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                                                                  EXHIBIT 10.112

                                WORLDCORP, INC.



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                         REGISTRATION RIGHTS AGREEMENT

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                                January 11, 1995
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                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT, dated as of
January 11, 1995, by and between WORLDCORP, INC., a Delaware corporation (the "Company"), and SCOTT & STRINGFELLOW INC. (the "Lender").

     WHEREAS, the Lender has made a term loan in the amount of approximately $1,350,000 (the "Loan") to WORLDCORP EMPLOYEE SAVINGS AND STOCK OWNERSHIP TRUST (the "Borrower"), which Loan is (i) secured by a pledge by the Borrower to the Lender of an aggregate of 361,401 shares of Common Stock of the Company owned of record by the Borrower (the "Pledged Shares") and (ii) guaranteed by the Company; and

     WHEREAS, as a condition to the making of the Loan by the Lender to the Borrower, the Company has agreed to file a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"); and

     WHEREAS, the parties hereto wish to set forth certain agreements and understandings regarding the Registration Statement and the registration rights that have been granted to the Lender;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Definition.  For purposes of this Agreement, the term "Registrable
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Securities" means (i) the Pledged Shares, and (ii) any securities issued or issuable as a dividend or other distribution with respect to any of the Pledged Shares; provided, however, that as to any particular security or securities that
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are contained in the Registrable Securities, such securities shall cease to be
Registrable Securities when (i) they are released from the pledge in favor of the Lender, (ii) they have been sold in accordance with the Registration Statement or (iii) they have been sold to the public pursuant to Rule 144 (or any successor provision) under the Act.

     2.  Obligations of the Company.  The Company agrees:
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     2.1.  To keep the Registration Statement effective for so long as there remain any Registrable Securities.

     2.2. To promptly prepare and file with the SEC such amendments to the Registration Statement and such supplements to any prospectus or preliminary prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of any
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or all of the Registrable Securities, and to use its best efforts to have any such amendment declared effective by the SEC.

     2.3. To furnish to the Lender such numbers of copies of any prospectus or preliminary prospectus included in the Registration Statement and such other documents as the Lender may reasonably request in order to facilitate the disposition of the Registrable Securities.

     2.4. To use its best efforts to register and qualify the Registrable Securities under the securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Lender; provided, however, that the Company
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shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

     3.  Obligations of the Lender.  The Lender agrees:
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     3.1.   That the information furnished by it to the Company regarding itself, the number of Registrable Securities pledged to or held by it, and the intended method of disposition of the Registrable Securities was and is true and correct and will be updated by the Lender to the Company as necessary in order to enable the Company to maintain the effectiveness of the Registration Statement.

     3.2. Not to make any sale of the Registrable Securities without causing its prospectus delivery requirements under the Act to be satisfied.

     3.3. To notify the Company promptly (and in any event a reasonable time in advance of any sale) in the event the Lender enters into any material arrangement with any broker-dealer or other underwriter with respect to the Registrable Securities or otherwise plans to offer or sell any of the Registrable Securities in a manner that would require the prospectus included in the Registration Statement to be supplemented or the Registration Statement to be amended.

     3.4. That there may occasionally be periods (each, a "black-out period") when the Company must suspend the use of the prospectus included in the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until such time as a supplement to such prospectus has been prepared and filed with the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company will use its best efforts to prevent any black-out period from exceeding 10 days. The Lender hereby covenants that

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it will not sell any Registrable Securities pursuant to said prospectus during any black-out period. A black-out period shall be deemed to commence at the time the Company gives the Lender notice of the suspension of the use of such prospectus and to end at the time the Company gives the Lender notice that the Lender may thereafter effect sales pursuant to such prospectus.

     4.  Registration Expenses.  All expenses, other than underwriting discounts
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and commissions, incurred in connection with the registration of the Registrable
Securities, including, without limitation, all registration, filing and qualification fees, accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the Lender shall be borne by the Company.

     5.  Indemnification.
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     5.1.  The Company agrees to indemnify and hold harmless the Lender and its officers and directors, any underwriter (as defined in the Act) of the Registrable Securities and each person, if any, who controls the Lender or such underwriter within the meaning of the Act or the 1934 Act (each, an "Indemnitee"), against any losses, claims, damages or liabilities (or actions in respect thereof) to which they may become subject under the Act, the 1934 Act, any state securities law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act or the 1934 Act or any state securities law; and the Company will pay to each such Indemnitee, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
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that the indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information

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furnished expressly for use in connection with such registration by any such
Indemnitee.

     5.2. The Lender agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter, and any controlling person of any underwriter against any losses, claims, damages or liabilities (joint or several) (or actions in respect thereof) to which any of the foregoing persons may become subject under the Act, the 1934 Act, any state securities law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Lender expressly for use in connection with the Registration Statement; and the Lender will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.2 in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                                --------
however, that the indemnity agreement contained in this Section 5.2 shall not
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apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Lender, which consent shall not be unreasonably withheld; provided, further, however,
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that, in no event shall any indemnity under this Section 5.2 exceed the gross proceeds from such registration received by the Lender.

     5.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, provided,
                                                                       --------
however, that an indemnified party (together with all other indemnified parties
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that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to

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defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

     5.4. The obligations of the Company and the Lender under this Section shall survive the completion of any offering of Registrable Securities under this Agreement.

     6.  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed an original, but both of which together shall constitute one and the same instrument.

     7.  Titles and Subtitles.  The titles and subtitles used in this Agreement
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are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     8.  Notices.  Unless otherwise provided, any notice required or permitted
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under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the principal executive office of such party, or at such other address as such party may designate by ten (10) days' advance written notice to the party to be notified.

     9.  Governing Law.  This Agreement shall be governed by and construed under
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the laws of the State of New York without regard to conflicts of law principles.

     10.  Severability.  If one or more provisions of this Agreement are held to
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be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      WORLDCORP, INC.



                                      By:
                                           ------------------------------
                                           T. Coleman Andrews, III
                                           Chief Executive Officer and
                                           President

                                      SCOTT & STRINGFELLOW
                                        INVESTMENT CORP.


                                      By:
                                           ------------------------------
                                           Steven C. DeLaney
                                           First Vice President and
                                           Chief Financial Officer

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